UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2026

To the shareholders of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2025 Annual Meeting”) of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on March 16, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect two directors of the Fund (Proposal 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund (the “By-Laws”) adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2);

3.	Shareholder proposal submitted by Ocean Capital LLC—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote (Proposal 3);

4.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section (Proposal 4); and

5.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2025 Annual Meeting virtually. Any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, February 5, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on March 12, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on February 5, 2026 are entitled to receive this notice and vote at the 2025 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE 2025 ANNUAL MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 18th day of February, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane Doe
u/t/d 12/28/78

Custodial of Estate Accounts
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
(2) John B. Smith	John B. Smith, Jr., Executor

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Liana Loyola as proxy, with the power to appoint her substitute, and hereby authorizes her to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2025 Annual Meeting of Shareholders scheduled to be held virtually on March 16, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) or at any adjournment or postponement thereof (the “2025 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the 2025 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Luis M. Pellot	2028	III
Carlos Nido	2028	III

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund (the “By-Laws”) adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021.

3.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote.

4.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

5.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominee(s) listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

____________________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

2. Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment, to the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021

☐ FOR

☐ AGAINST

☐ ABSTAIN

3. Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4. Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

☐ FOR

☐ AGAINST

☐ ABSTAIN

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSALS 2 THROUGH 4, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2025 ANNUAL MEETING.

The attorney-in-fact and proxy of the undersigned as shall be present and act at the 2025 Annual Meeting and shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on March 16, 2026, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2025 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 16, 2026, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2025 Annual Meeting of Shareholders scheduled to be held virtually on March 16, 2026 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), or at any adjournment or postponement thereof (the “2025 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended March 31, 2025, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Fund’s shareholders on or about February 18, 2026.

If the accompanying WHITE proxy is executed and returned in time to be voted at the 2025 Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted: (i) FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors (Proposal 1), (ii) AGAINST the shareholder proposals submitted by Ocean Capital (Proposals 2, 3, and 4), and (iii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2025 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting.

The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the 2025 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2025 Annual Meeting and provides related information and a WHITE Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund’s common stock. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” below.

Q. What happened at the Fund’s 2021 Annual Meeting of Shareholders?

A.	The Fund’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) was originally convened on July 29, 2021 and was subsequently adjourned a number of times to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. As of the date of this Proxy Statement, the 2021 Annual Meeting has been adjourned to October 16, 2025.

The transaction of business at the 2021 Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the 2021 Annual Meeting as of each date on which the 2021 Annual Meeting has been convened and reconvened. Accordingly, the 2021 Annual Meeting has been adjourned as of each such date to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2021 Annual Meeting.

This Proxy Statement relates to the 2025 Annual Meeting and not to the 2021 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2025 Annual Meeting and not at the 2021 Annual Meeting or for any of the proposals submitted at the 2021 Annual Meeting.

For more information on the 2021 Annual Meeting, see the sub-heading “2021 Annual Meeting” under the “Background of the Solicitation” section below.

Q. Who is entitled to vote at the 2025 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on February 5, 2026.

Q. What am I being asked to consider in connection with the 2025 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect two directors of the Fund (Proposal 1);

•	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment, to the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2);

•	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote (Proposal 3);

•	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section (Proposal 4); and

•	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board of Directors recommends that the shareholders vote:

•	“FOR ALL” on the proposal to elect Luis M. Pellot and Carlos Nido as Directors of the Fund;

•	“AGAINST” Ocean Capital’s shareholder proposal to repeal any provision of, or amendment, to the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021;

•	“AGAINST” Ocean Capital’s shareholder proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote; and

•	“AGAINST” Ocean Capital’s shareholder proposal to amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

Q. How is Ocean Capital involved in the 2025 Annual Meeting?

A.	Ocean Capital has delivered notices to the Fund stating its intention to nominate one or more directors and submit one or more proposals at the 2021 Annual Meeting, the 2022 annual meeting of shareholders (the “2022 Annual Meeting”), the 2024 annual meeting of shareholders (the “2024 Annual Meeting”), and the 2025 Annual Meeting.

Ocean Capital has filed certain proxy materials with the SEC with respect to the 2025 Annual Meeting, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard and not to sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2025 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

On August 19, 2025, Tax Free Fund for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc., each of which had previously shared UBS Asset Managers as an investment adviser with the Fund, filed a definitive proxy statement with the SEC with respect to a special meeting of shareholders of such funds seeking shareholder approval to (i) cease operations as an investment company and (ii) following a sale of substantially all of the funds’ securities, pay a dividend with the proceeds of such sale(s) to shareholders. Ocean Capital’s nominees at the 2025 Annual Meeting and current Fund directors Ethan Danial and Ian McCarthy serve on the boards of these funds. In the event that Ocean Capital’s nominees are elected at the 2025 Annual Meeting, they and Messrs. Danial and McCarthy would constitute a majority of the Board.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	Ocean Capital has filed certain proxy materials with the SEC with respect to the 2025 Annual Meeting, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard and not sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2025 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election.

The shareholder proposals submitted by Ocean Capital to (i) repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021 (Proposal 2), and (ii) amend Article II, Section 8 of the By-Laws (Proposals 2, 3, and 4) each require the affirmative vote of a majority of the votes present virtually or represented by proxy at the 2025 Annual Meeting.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on March 12, 2026.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2025 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Liana Loyola has been designated as the Fund’s proxy holder by the Fund’s Board of Directors for the 2025 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2025 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2025 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying WHITE proxy card?

A.	The shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2025 Annual Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2025 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees to be elected (Proposal 1), (ii) AGAINST Ocean Capital’s shareholder proposals (Proposals 2, 3, and 4), and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker has not been provided with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2025 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the 2025 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2025 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2025 Annual Meeting. The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a broker has not been provided with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In these cases, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for the purpose of determining whether a quorum is present.

Q. How will the 2025 Annual Meeting be conducted?

A.	The 2025 Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, February 5, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on March 12, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Q. If I can’t attend the 2025 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2025 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2025 Annual Meeting. Whether or not shareholders plan to attend the 2025 Annual Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the 2025 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE 2025 ANNUAL MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

The Fund is one of nine closed-end funds advised (at the time of the campaigns) by UBS Asset Managers that have been targeted in proxy contests in a multi-year activism campaign by Ocean Capital. The summary below details significant events relating to Ocean Capital’s campaigns at the 2021 Annual Meeting, the 2022 Annual Meeting, the 2024 Annual Meeting, and the 2025 Annual Meeting, and relating to the litigation between the Fund and Ocean Capital. Ocean Capital’s multi-year campaign has resulted in the termination of UBS Asset Managers as the investment manager of four funds, including the Fund, due to shareholder approval of proposals submitted by Ocean Capital. The three funds whose boards are now controlled by Ocean Capital’s former nominees liquidated all their respective investments, distributed substantially all their proceeds to their respective shareholders, and filed to de-register as investment companies under the 1940 Act. If Ocean Capital’s nominees are elected at the 2025 Annual Meeting, Ocean Capital’s nominees would constitute a majority of the Board.

2021 Annual Meeting

On July 9, 2021, the Fund received a purported notice from Ocean Capital stating its intention to nominate three director candidates and submit a proposal at the 2021 Annual Meeting. On July 17, 2021, the Fund rejected the purported notice because the Board of Directors determined, upon the advice of outside counsel, that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations and shareholder proposals. As a result, the only director candidates eligible for election at the 2021 Annual Meeting are Carlos V. Ubiñas, José J. Villamil and Vicente León, and the Board of Directors does not know of any matters to be properly brought before the 2021 Annual Meeting other than the proposals described in the Fund’s Proxy Statement for the 2021 Annual Meeting.

The 2021 Annual Meeting was originally convened on July 29, 2021 and has been subsequently adjourned, in turn, to July 29, 2021, August 26, 2021, September 10, 2021, September 24, 2021, October 7, 2021, October 28, 2021, November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024, December 19, 2024, January 16, 2025, April 24, 2025, June 12, 2025, and October 16, 2025 to solicit proxies from its shareholders to achieve a quorum for the transaction of business at the meeting.

Ocean Capital’s solicitation relating to the 2021 Annual Meeting was the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below.

For more information about the 2021 Annual Meeting, including how to vote at the 2021 Annual Meeting if you were a shareholder of the Fund as of June 9, 2021, please refer to the definitive proxy statement filed by the Fund with SEC relating to the 2021 Annual Meeting on June 29, 2021, as supplemented by Amendment No. 1 filed with the SEC on July 19, 2021, Amendment No. 2 filed with the SEC on July 23, 2021, Amendment No. 3 filed with the SEC on July 29, 2021 (as corrected on August 11, 2021), Amendment No. 4 filed with the SEC on August 26, 2021, Amendment No. 5 filed with the SEC on September 10, 2021, Amendment No. 6 filed with the SEC on September 24, 2021, Amendment No. 7 filed with the SEC on October 8, 2021, Amendment No. 8 filed with the SEC on October 29, 2021, Amendment No. 9 filed with the SEC on December 1, 2021, Amendment No. 10 filed with the SEC on January 14, 2022, Amendment No. 11 filed with the SEC on February 18, 2022, Amendment No. 12 filed with the SEC on March 18, 2022, Amendment No. 13 filed with the SEC on May 6, 2022, Amendment No. 14 filed with the SEC on June 10, 2022, Amendment No. 15 filed with the SEC on July 29, 2022, Amendment No. 16 filed with the SEC on September 23, 2022, Amendment No. 17 filed with the SEC on December 16, 2022, Amendment No. 18 filed with the SEC on March 10, 2023, Amendment No. 19 filed with the SEC on June 5, 2023, Amendment No. 20 filed with the SEC on August 4, 2023, Amendment No. 21 filed with the SEC on November 3, 2023, Amendment No. 22 filed with the SEC on January 17, 2024, Amendment No. 23 filed with the SEC on February 6, 2024, Amendment No. 24 filed with the SEC on April 22, 2024, Amendment No. 25 filed with the SEC on July 19, 2024, Amendment No. 26 filed with the SEC on October 21, 2024, Amendment No. 27 filed with the SEC on December 20, 2024, Amendment No. 28 filed with the SEC on January 21, 2025, Amendment No. 29 filed with the SEC on February 26, 2025, Amendment No. 30 filed with the SEC on April 25, 2025, Amendment No. 31 filed with the SEC on June 20, 2025, and as may be further amended from time to time by the Fund.

2022 Annual Meeting

On July 8, 2022, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates and submit two proposals at the 2022 Annual Meeting.

On July 28, 2022, the Fund held the 2022 Annual Meeting. Each of the director nominees of the Fund’s Board of Directors were elected. No representative of Ocean Capital attended the meeting to present the director nominees and shareholder proposals set forth in its purported notice of director nominations and shareholder proposals, and no votes were cast in favor of any of the director nominees and shareholder proposals of Ocean Capital.

For more information about the 2022 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2022 Annual Meeting on June 30, 2022.

2024 Annual Meeting

On June 14, 2024, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates and submit a proposal at the 2024 Annual Meeting. The 2024 Annual Meeting was originally convened on July 18, 2024 and was subsequently adjourned, in turn, to October 17, 2024, and December 19, 2024 to solicit proxies from its shareholders to achieve a quorum for the transaction of business at the meeting.

On December 19, 2024, the 2024 Annual Meeting re-convened. The Board determined that it would not be in the best interests of the Fund and its shareholders for the vote at the 2024 Annual Meeting to be certified once quorum was putatively obtained because the proxies submitted by Ocean Capital at the meeting were obtained through substantially similar solicitations to those alleged to have been in violation of law with respect to the 2021 Annual Meeting and a final, non-appealable judgment had not yet been reached in the Federal Securities Litigation. Subject to the foregoing, Messrs. Ethan A. Danial and Ian McCarthy were elected as directors and Ocean Capital’s shareholder proposal to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico was adopted at the 2024 Annual Meeting.

On May 12, 2025, the Federal Securities Litigation was resolved, and as a result the Board instructed the inspectors of election for the 2024 Annual Meeting to certify the results of such meeting. On May 20, 2025, the results of the 2024 Annual Meeting were certified.

2025 Annual Meeting

On May 28, 2025, Ocean Capital filed an amendment to its Schedule 13D stating its intention to nominate director candidates and submit business proposals at the 2025 Annual Meeting.

On June 26, 2025, the Fund filed a preliminary proxy statement with respect to the 2025 Annual Meeting.

On June 27, 2025, the Fund received a notice from Ocean Capital stating its intention to nominate two candidates and submit two proposals for consideration at the 2025 Annual Meeting: (1) to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote, and (2) to amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

On June 29, 2025, Messrs. Danial and McCarthy entered into a Joint Filing and Solicitation Agreement (the “Ocean Capital Group Agreement”) with Ocean Capital and Ocean Capital’s candidates for election at the 2025 Annual Meeting. Pursuant to the Ocean Capital Group Agreement, among other things, the parties formed a group with respect to the Fund for the purpose of (i) soliciting proxies or written consents for proposals submitted to shareholders for approval and the election of the persons nominated by Ocean Capital to the Board, each at the 2025 Annual Meeting, (ii) taking such other actions as the parties deem advisable and (iii) taking all other action necessary or advisable to achieve the foregoing, except that the Ocean Capital Group Agreement provides that Messrs. Danial and McCarthy are not obligated to take any such action with respect to the 2025 Annual Meeting.

On July 1, 2025, Ocean Capital filed a preliminary proxy statement with respect to the 2025 Annual Meeting.

On July 10, 2025, Ocean Capital filed a definitive proxy statement with respect to the 2025 Annual Meeting.

Related Special Meetings and Liquidation of Other Puerto Rico Funds

On August 19, 2025, Tax Free Fund for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc., each of which had previously shared UBS Asset Managers as an investment adviser with the Fund, filed a final proxy statement with the SEC with respect to a special meeting of shareholders of such funds seeking shareholder approval to (i) cease operations as an investment company and (ii) following a sale of substantially all of the funds’ securities, pay a dividend with the proceeds of such sale(s) to shareholders. On December 5, 2025, Puerto Rico Residents Tax-Free Fund, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc. filed to de-register as investment companies under the 1940 Act, inasmuch as they had been liquidated. On December 17, 2025, Tax Free Fund for Puerto Rico Residents, Inc. filed to de-register as an investment company under the 1940 Act, inasmuch as it had been liquidated. Ocean Capital’s nominees at the 2025 Annual Meeting and current Fund directors Ethan Danial and Ian McCarthy serve on the boards of these funds. In the event that Ocean Capital’s nominees are elected at the 2025 Annual Meeting, they and Messrs. Danial and McCarthy would constitute a majority of the Board.

On January 26, 2026, the Fund filed this revised preliminary proxy statement with respect to the 2025 Annual Meeting.

Legal Proceedings

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico, captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds, including the Fund’s 2021 and 2022 Annual Meetings, violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. Ocean Capital has filed counterclaims at three related funds (Tax Free Fund for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc.) under Puerto Rico’s General Corporate Law, 14 L.P.R.A. § 3655(a), seeking a declaration that its director nominees at certain of these funds’ meetings were validly elected and seeking an order from the court seating such nominees (as such counterclaims and motions have since been amended, the “Amended Counterclaims”).

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the federal district court issued a decision and order adopting that report in full, and entering judgment closing the case, without addressing Ocean Capital’s Amended Counterclaims. On September 11, 2023, the court vacated its judgment following a request from Ocean Capital that the court clarify and amend its judgment to account for Ocean Capital’s Amended Counterclaims. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to Ocean Capital’s Amended Counterclaims.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. That motion is pending. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the Magistrate Judge.

On May 13, 2024, the Magistrate Judge issued a Report and Recommendation which recommended issuing on order granting relief on Ocean Capital’s Counterclaims and entering a stay of that order through the final resolution of the Funds’ appeal in the United States Court of Appeals for the First Circuit. On May 24, 2024, Ocean Capital filed objections to the Magistrate’s Report and Recommendation, arguing that a stay pending appeal should not issue. On June 7, 2024, the Funds filed a response to Ocean Capital’s objections. On June 11, 2024, Ocean Capital filed a motion for leave to file a reply in support of its objections.

On July 11, 2024, the District Court adopted the magistrate judge’s Report and Recommendation in part, entering judgment in favor of Ocean Capital on its Amended Counterclaims but denying the Funds’ Motion for Stay. On July 12, 2024, the Funds filed a Notice of Appeal to the First Circuit. On July 16, 2024, the Funds filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the First Circuit. On July 17, 2024, the First Circuit issued an order staying the District Court’s Order and Final Judgment until further order, and set a briefing schedule for the appeal.

On September 10, 2024, argument was held in the First Circuit regarding the Funds’ appeal.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the district court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds. Judgment in this case became final and unappealable on July 3, 2025. As of the date hereof, there are no pending legal proceedings between the Fund and Ocean Capital, other than Ocean Capital’s motion to recover litigation fees and expenses in the aggregate amount of $5.6 million from five (5) of the plaintiff funds, including the Fund.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on February 5, 2026 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2025 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on February 5, 2026. On such date, there were 30,431,772.08 shares of common stock outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2025 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. Extensions were approved for José J. Villamil and Vicente J. León. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorney-in-fact named in the proxy in accordance with his judgment.

Messrs. Pellot and Nido served as members of the Board of Directors during the entirety of the fiscal year ended March 31, 2025. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”. On May 20, 2025, Messrs. Danial and McCarthy were seated as directors and Messrs. Carlos Ubiñas and José Villamil ceased to be directors as a result of the certification of the results of the 2024 Annual Meeting. References to the Board prior to such date, including the nomination of directors by the Board at this meeting, refer to the Board as constituted prior to such date.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Luis M. Pellot	2028	III
Carlos Nido	2028	III

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Independent Director Nominees
Luis M. Pellot (77)	Director	Class III; Current term expires in 2025 Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	None	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Nido (60)	Director	Class III; Current term expires in 2025 Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	None	None
*	The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed.
***	Prior to July 20, 2025, the Fund was advised by UBS Asset Managers and the Affiliated Funds for Messrs. Pellot and Nido included other funds advised by UBS Asset Managers.

Certain biographical and other information relating to the Directors who are not Director Nominees, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held.

For additional biographical information concerning the Directors who are not Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Agustín Cabrer (76)	Director	Class I; Term expires in 2026 Director since 2005	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	None	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen ***	Public Directorships
Clotilde Pérez (73)	Director	Class I; Term expires in 2026 Director since 2009	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. (a distributor of food, beverages, and household goods) 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. (an entrepreneurial development nonprofit organization) 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. (a beverage co-packing and manufacturing company) 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. (an enterprise development nonprofit organization) and Puerto Rico Venture Forum 1997-2013.	None	None
.	.	.	.	.	.
Ethan A. Danial (28)	Director	Class II; Term expires in 2027 Director since 2025	Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico where he has worked since January 2019 Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico from August 2017 through October 2022.	4 funds consisting of 4 portfolios	None
Ian McCarthy (34)	Director	Class II; Term expires in 2027 Director since 2025	Managing Director at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020.	4 funds consisting of 4 portfolios	None
Officers
Paul Hopgood (49)	President	President since 2025	President at Atlas Asset Management LLC, President since July 2020.	Not applicable	None
Pedro Gonzalez Cerrud (66)	Treasurer	Treasurer since 2025

Managing Director at Atlas Asset Management LLC since May 2024;

VP of Finance at Transoceanic Life Insurance Co from February 2021 to February 2024; Consultant for Puerto Rican Credit Unions in Asset Liability and Liquidity Management from July 2020-February 2021.

				Not applicable	None
Liana Loyola (64)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

*	The address of the Directors and Liana Loyola is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The address of the other Officers is 40 Carr 165, Suite 201, Guaynabo, Puerto Rico 00968.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.
***	For Messrs. Danial and McCarthy, the Affiliated Funds consist of the Fund, Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc. Prior to July 20, 2025, the Fund was advised by UBS Asset Managers and the Affiliated Funds for Messrs. Cabrer and León, and Ms. Pérez, included other funds advised by UBS Asset Managers.

As of December 31, 2025, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of common stock. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Cabrer has been designated as the Lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended March 31, 2025, the Fund’s Board of Directors met seven times. During that period, each of the Independent Directors then serving in such capacity attended 100% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended March 31, 2025 amounted to $24,529.46.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2024 Annual Meeting.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter which is available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer, León and Pellot. The Audit Committee is advised by independent legal counsel in connection with its duties. Mr. León serves as Chairman of the Audit Committee and audit committee financial expert.

The Audit Committee met four times during the fiscal year ended March 31, 2025. Each of the directors who were members of the Audit Committee during the fiscal year ended March 31, 2025, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the directors then serving in such capacity for attendance at such meetings during the fiscal year ended March 31, 2025 amounted to $6,000.00.

Change in Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2025. E&Y resigned as the Fund’s independent registered public accounting firm on July 24, 2025. The Audit Committee of the Board of Directors is currently in the process of engaging a new independent registered public accounting firm for the Fund.

During the fiscal years ended March 31, 2024 and March 31, 2025, and through the date of E&Y’s cessation as the Fund’s independent registered public accounting firm, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in its reports.

During the fiscal years ended March 31, 2024 and March 31, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Auditor Fees and Services. The following section sets forth the fees billed by Ernst & Young LLP (E&Y), the Fund’s previous auditor, who is no longer the Fund’s auditor as of the date of this Proxy Statement, for each of the Fund’s last two fiscal years.

Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2024, and March 31, 2025, were $79,561 and $80,739, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Fund’s financial statements and are not reported as audit fees for the fiscal years ended March 31, 2024, and March 31, 2025, were $18,720 and $9,470, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended March 31, 2024, and March 31, 2025, were $10,412 and $10,412, respectively. There were no tax fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended March 31, 2024, and March 31, 2025, other than the services disclosed above were $0 and $0, respectively. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended March 31, 2024, and March 31, 2025, were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2024, and March 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund for the fiscal years ended March 31, 2024, and March 31, 2025, other than those disclosed above, were $0 and $0, respectively.

The Audit Committee of the Fund’s Board considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

If the Fund has auditors at the time of the 2025 Annual Meeting, representatives of the Fund’s auditors will be invited to attend the 2025 Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended March 31, 2025, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y. The Audit Committee had discussed with E&Y, while E&Y was the Fund’s auditor, its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. While E&Y was the Fund’s auditor, E&Y met the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the SEC. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or the Fund’s auditors if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended March 31, 2025, as of the date of this Proxy Statement.

Agustín Cabrer, Member of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Vicente J. León, Chairperson of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Cabrer and Pellot, who are Independent Directors. The Dividend Committee did not meet during the fiscal year ended March 31, 2025.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written charter for the Nominating Committee, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Nominating Committee met once during the fiscal year ended March 31, 2025. Each of the Independent Directors who were members of the Nominating Committee during the fiscal year ended March 31, 2025 attended 100% of the Nominating Committee meetings during such fiscal year.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. (distributor of food, beverages, and household goods) from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. (beverage co-packing and manufacturing company) since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc. (entrepreneurial development nonprofit organization), EnterPrize, Inc. (enterprise development nonprofit organization), and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Ethan A. Danial, age 28, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Mr. Danial served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022 and has served as a director of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc. since May 2025. Further, Mr. Danial served as a director at First Puerto Rico Tax- Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Since August 2023, Mr. Danial is studying for his J.D. at Harvard Law School.

Ian McCarthy, age 34, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy is currently a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, where he has worked since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. Mr. McCarthy has served as a director of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc. since May 2025. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013.

 Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, $500 plus expenses for attendance at each special meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of the audit committee. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,088.23	None	None	$0
Carlos J. Nido	$4,088.25	None	None	$0
Clotilde Pérez	$4,088.23	None	None	$0
Luis M. Pellot	$6,088.23	None	None	$0
Vicente J. León	$6,088.23	None	None	$0

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Ethan A. Danial	$0	None	None	$0
Ian McCarthy	$0	None	None	$0

(1)	Amount for the fiscal year ended March 31, 2025.

(2)	Amount for the calendar year ended December 31, 2024 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Danial and McCarthy, the Affiliated Funds consist of the Fund, Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc. For Messrs. Cabrer, Nido, Pellot, León, and Ms. Pérez, there are no Affiliated Funds. Prior to July 20, 2025, the Fund was advised by UBS Asset Managers and the Affiliated Funds for Messrs. Cabrer, Nido, Pellot, León, and Ms. Pérez at such times included other funds advised by UBS Asset Managers.

(3)	Messrs. Danial and McCarthy were seated as directors of the Fund and certain of the Affiliated Funds on May 20, 2025.

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of March 31, 2025:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos J. Nido	$0	$0
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Vicente J. León	$0	$0
Ethan A. Danial(2)	$100,001 - $500,000	Over $1,000,000
Ian McCarthy	$0	$0
(1)	For Messrs. Danial and McCarthy, the Affiliated Funds consist of the Fund, Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc. For Messrs. Cabrer, Nido, Pellot, León, and Ms. Pérez, there are no Affiliated Funds. Prior to July 20, 2025, the Fund was advised by UBS Asset Managers and the Affiliated Funds for Messrs. Cabrer, Nido, Pellot, León, and Ms. Pérez at such times included other funds advised by UBS Asset Managers.

(2)	Consists of shares owned by RAD Investments, LLC, over which Mr. Danial has shared voting and dispositive power.

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of December 31, 2025, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

Relationship Among Proposals 2, 3 and 4

Proposals 2, 3 and 4 are separate and independent proposals. Approval or disapproval of any proposal is not conditioned upon the approval or disapproval of any other proposal, and each proposal will be voted on separately at the 2025 Annual Meeting.

Proposal 2, if approved, would repeal certain provisions of, or amendments to, the By-Laws adopted by the Board without shareholder approval after July 9, 2021. Proposals 3 and 4, if approved, would amend Article II, Section 8 of the By-Laws as described in those proposals.

If both Proposal 3 and Proposal 4 are approved, the amendments contemplated by those proposals will be combined, as reflected in Appendix D. If only one of Proposal 3 or Proposal 4 is approved, only the amendment contemplated by the approved proposal will be adopted.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On June 27, 2025, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the 2025 Annual Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that the following proposal is not in the best interests of the Fund and the shareholders. In the event that the Board were to adopt an amendment to the By-Laws after the date of this Proxy Statement that it determines would be in the best interests of the Fund and its Shareholders, the approval of this proposal would have the effect of repealing such amendment, irrespective of its content or benefit to shareholders.

Additionally, On December 23, 2024, the Board amended the Bylaws to provide that (A) any director that has reached 85 years of age as of December 31 may continue to serve on the Board for (i) the remaining term of the class such director was elected to and (ii) one additional term of such class if subsequently elected to such term, but only if all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such director’s successor shall have been elected and qualified (the “Retirement Age Amendment”). Except for the Retirement Age Amendment, as of the date of this Proxy Statement, the Board has not adopted any amendments to the By-Laws subsequent to July 9, 2021. If this Proposal 2 is approved by shareholders, the Retirement Age Amendment would be repealed and Messrs. León would be removed from the Board, which would deprive the Fund of critical skills and experience.

The Board of Directors recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 2.

Proposal 2: To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to July 9, 2021

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2025 Annual Meeting, the following Proposal:

RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to July 9, 2021 be and are hereby repealed

 Required Vote

The repeal of any provision of, or amendment, to the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE AMENDED AND RESTATED BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO JULY 9, 2021.

PROPOSAL 3: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On June 27, 2025, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the 2025 Annual Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would permit a small minority of shareholders to take actions that may not be in the best interests of the other shareholders. The Fund’s current bylaws permit business to be transacted at a shareholder meeting only if at least one-half of the outstanding shares entitled to vote are present in person or represented by proxy at such meeting. This majority threshold means that the views of at least a majority of the shareholders must be represented at a meeting. This ensures that director nominees and proposals must receive substantial support from all shareholders in order to be elected or approved.

By contrast, if this proposal is adopted, a small minority of shareholders could elect directors and approve proposals. The Board believes that this would permit a tiny minority of shareholders to take actions that may not be in the interests of all shareholders. For instance, under the one-third threshold in this proposal, a proposal that requires a majority of shares present and entitled to vote to be adopted could be adopted with the support of only 16.7% of outstanding shares.

The Board of Directors recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 3.

Proposal 3: To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2025 Annual Meeting, the following Proposal:

RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. be and is hereby amended as follows:

At any meeting of stockholders, more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 3 is attached as Appendix B to this Proxy Statement.

If this Proposal 3 and Proposal 4 below are both approved at the 2025 Annual Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 3 and Proposal 4 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

Required Vote

The amendment of the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BYLAWS OF THE FUND TO LOWER THE QUORUM THRESHOLD FOR SHAREHOLDER MEETINGS FROM ONE-HALF TO ONE-THIRD OF ALL OUTSTANDING SHARES ENTITLED TO VOTE.

PROPOSAL 4: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On June 27, 2025, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the 2025 Annual Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and its shareholders because it would make it more difficult for the Board and shareholders to amend the provisions of the By-Laws that govern quorum at shareholder meetings, even in circumstances where a substantial majority of shareholders believe that a change would be appropriate. If this proposal is approved, any future amendment to Article II, Section 8 of the By-Laws would require the affirmative vote of holders of at least 66⅔% of the outstanding shares entitled to vote, rather than approval by a majority of the shares present and entitled to vote at a duly constituted meeting. As a result, a minority of shareholders holding more than one-third of the outstanding shares could prevent the adoption of amendments to this provision of the By-Laws, regardless of the level of support for such amendments among the remaining shareholders.

The Board ALSO believes that imposing a supermajority voting requirement of this nature could limit the ability of the Fund and its shareholders to respond to future circumstances or governance considerations in a timely and effective manner, even where a majority of shareholders believe that such changes would be in the best interests of the Fund.

The Board of Directors recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 4.

Proposal 4: To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2024 Annual Meeting, the following Proposal:

RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. be and is hereby amended to add the following language:

Notwithstanding anything to the contrary in these Amended and Restated By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 4 is attached as Appendix C to this Proxy Statement.

If this Proposal 4 and Proposal 3 above are both approved at the 2025 Annual Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 4 and Proposal 3 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

Required Vote

The amendment of the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

If Proposal 4 is approved, the amendment would impose a higher voting standard—approval by holders of 66⅔% of the outstanding shares entitled to vote—for future amendments to Article II, Section 8 of the By-Laws. The supermajority voting standard would not apply to the approval of this Proposal 4 itself.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BY-LAWS OF THE FUND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors and Director Nominees is a “participant” in this proxy solicitation on behalf of the Board of Directors. Information relating to persons who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares of common stock as of February 5, 2026 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares of common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 30,433,007 shares of the Fund’s shares outstanding as of the close of business on February 5, 2026.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Ocean Capital LLC, W. Heath Hawk and Ethan A. Danial(1)	1,405,171	4.6%
Directors and Officers: (2)
Agustín Cabrer	0
Carlos Nido	0	*
Clotilde Pérez	0	*
Ethan A. Danial(3)	189,490	*
Luis M. Pellot	0	*
Ian McCarthy	0	*
Paul Hopgood	0	*
Pedro González	0	*
All Directors and Officers as a Group (8 persons)	189,490	*
* Represents beneficial ownership of less than one percent (1%).
(1)	According to a Schedule 13D/A filed with the SEC on July 11, 2025, (i) Ocean Capital LLC has shared voting and dispositive power with respect to the 1,401,704 shares held by it; (ii) W. Heath Hawk has sole voting and dispositive power with respect to 3,467 shares and shared voting and dispositive power with respect to the 1,401,704.shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC; and (iii) shares represented as beneficially owned consist of shares owned by RAD Investments, LLC, over which Mr. Danial shares voting and investment power. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968 and the business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since December 31, 2025, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2025 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposals.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The repeal of any provision of, or amendment to, the By-Laws (PROPOSALS 2, 3 and 4) each requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST these proposals. Any broker non-votes will have no effect on the outcome of these proposals.

Investment Adviser, Principal Underwriter and Administrator

Atlas Asset Management LLC (“Atlas”) serves as the Fund’s investment adviser. Atlas is located at 40 Carr. 165 Suite 201, Guaynabo, PR 00968.

UBS Trust Company of Puerto Rico (“UBS Trust PR”) serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

The Fund does not have a principal underwriter.

Other Matters to Come Before the 2025 Annual Meeting

The Directors do not intend to present any other business at the 2025 Annual Meeting nor, except as otherwise disclosed herein, are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than 120 days before the first anniversary of the mailing date of this Proxy Statement. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than February 14, 2026. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $200,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2025 Annual Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2025 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 18th day of February, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and the Board of Directors’ nominees are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the 2025 Annual Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Two Directors of the Fund’s Board of Directors” above.

Officers

There are no executive officers of the Fund who are Participants.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” above. Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any shares of common stock during the period from June 1, 2023 through October 1, 2025.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any shares of common stock or other securities of the Fund or any parent or subsidiary of the Fund;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2025 Annual Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

A-1

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since January 1, 2024 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2025 Annual Meeting.

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APPENDIX B: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 3

8. Quorum

At any meeting of stockholders, more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

B-1

APPENDIX C: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 4

8. Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these Amended and Restated By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

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APPENDIX D: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF PROPOSALS 3 AND 4

8. Quorum

At any meeting of stockholders, more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these Amended and Restated By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

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